Exhibit 99.1

Cycurion, Inc. Partners with the Independent Colleges and Universities of Florida (ICUF) as a Preferred Vendor

Cycurion may now provide cybersecurity services and products to the 30 ICUF member institutions

McLean, VA – June 12, 2025 – Cycurion, Inc. (Nasdaq: CYCU) (“Cycurion” or the “Company”), a trusted leader in IT cybersecurity solutions and AI, announces they have partnered with ICUF as a Preferred Vendor to bring a line of robust cybersecurity solutions to 30 ICUF member institutions. Recognizing that higher education institutions manage vast amounts of sensitive data—including personal, financial, and research information—Cycurion’s advanced suite of services can provide protection against evolving cyber threats.

Cycurion will conduct a webinar for the ICUF member institutions to inform them about the marquee MSSP solution, Cyber Shield.

“We are very pleased to bring the cybersecurity protections offered by Cycurion directly to our member institutions, which reflects ICUF’s ongoing commitment to offering its members access to leading cybersecurity resources and expertise,” states Traci A. Ray, Vice President for Advocacy and Special Programs. “We look forward to a long partnership with Cycurion.”

Cycurion CEO, Kevin Kelly added, “We are excited about our new partnership with ICUF. This new relationship bringing cyber security offerings directly to their members is consistent with our already existing relationship and support for Illinois colleges and universities. We are pleased to offer the ICUF institutions affordable, comprehensive cybersecurity protections.”

About Cycurion

Based in McLean, Virginia, Cycurion (Nasdaq: CYCU) is a forward-thinking provider of IT cybersecurity solutions and AI, committed to delivering secure, reliable, and innovative services to clients worldwide. Specializing in cybersecurity, program management, and business continuity, Cycurion harnesses its AI-enhanced ARx platform and expert team to empower clients and safeguard their operations. Along with its subsidiaries, Axxum Technologies, Cloudburst Security, and Cycurion Innovation, Inc., Cycurion serves government, healthcare, and corporate clients with a commitment to securing the digital future.

About Independent Colleges and Universities of Florida (ICUF)

Established in 1965, ICUF is the collective voice of Florida’s private non-profit colleges and universities. ICUF is a 501(c)(6) association incorporated in the state of Florida.

ICUF represents Florida’s 30 private, nonprofit colleges and universities, supporting member institutions in advancing access, affordability, and quality in higher education.

Forward Looking Statements

This press release contains statements that are forward-looking statements as defined within the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements relating to the operations and prospective growth of Cycurion’s business.

Many factors could cause Cycurion’s actual results, performance, or achievements to be materially different from any future results, performance, or achievements described in this press release, including words such as “continue”, “expect”, “intend”, “will”, “hope”, “should”, “would”, “may”, “potential”, and other similar expressions. Such factors could include, among others, those detailed in its Registration Statement on Form S-1 and in its Annual Report on Form 10-K, each as filed with the Securities and Exchange Commission (the “SEC”). Should one or more of these risks or uncertainties materialize, or should the assumptions set out in the section entitled “Risk Factors” in those filings with the SEC underlying those forward-looking statements prove incorrect, actual results may vary materially from those described herein. These forward-looking statements are made as of the date of this press release and Cycurion does not intend, and does not assume any obligation, to update these forward-looking statements, except as required by law. Cycurion cannot assure that such statements will prove to be accurate as actual results, and future events could differ materially from those anticipated in such statements. Individuals are cautioned that forward-looking statements are not guarantees of future performance and, accordingly, investors are cautioned not to put undue reliance on forward-looking statements due to the inherent uncertainty therein.

Investor Contact:

CORE IR

investors@cycurion.com

Media Contact:

Phone: (703) 555-0123

Email: media@cycurion.com